Borrowing Arrangements	12 Months Ended
Dec. 31, 2021
Borrowing Arrangements
NOTE 10. BORROWING ARRANGEMENTS
On March 15, 2021, Talkspace entered into a credit and security agreement (the “Credit Agreement”) by and among, Talkspace and Talkspace Network LLC, as borrowers (each and collectively, jointly and severally, “Borrower”) and JPMorgan Chase Bank, N.A. and the other loan parties party thereto to provide Borrower with a term loan of up to $15.0 million, which was available to be drawn in a period of twelve months. The term loan will be required to be repaid within thirty-six
months, beginning twelve months from the effective date of the Credit Agreement. In addition, under the Credit Agreement, the Borrower was provided with a credit line of up to $5.0 million, available for a period of two years from the effective date of the Credit Agreement. Under the Credit Agreement, Borrower was required to maintain certain covenants as detailed in the agreement. In May 2021, the Company borrowed $6.0 million under the Credit Agreement to provide for additional liquidity. This amount was repaid in June 2021. In June 2021, the Company terminated the Credit Agreement.
In accordance with the Credit Agreement entered into on March 15, 2021, the Company issued a warrant (the “Warrant”) to JPMorgan Chase Bank, N.A. to purchase 114,454 shares at an exercise price of $0.01 per share. In accordance with the terms of the Warrant, the Warrant was cancelled during June 2021.
During the year ended December 31, 2021, the Company recorded debt issuance costs of $0.2 million, which comprised of $0.1 million in upfront fees and $0.1 million for the issued warrant. These costs were fully amortized through the termination of the Credit Agreement.